Exhibit 99.1

FOR IMMEDIATE RELEASE

PELOTON APPOINTS LIZ CODDINGTON AS CHIEF FINANCIAL OFFICER

NEW YORK, June 6, 2022 — Peloton Interactive, Inc. (NASDAQ: PTON) today announced it has appointed Liz Coddington as the company’s Chief Financial Officer, effective June 13, 2022. Ms. Coddington brings more than 20 years of experience in financial planning and analysis and operational finance, and has a proven track record of driving growth and building high-performance finance teams. She succeeds Jill Woodworth, who has decided to step down as Peloton’s Chief Financial Officer after serving the company since 2018.

Ms. Woodworth will serve as a consultant for Peloton on an interim basis, ensuring a smooth transition and supporting the company in preparation to report its FY2022 financial results.

Most recently, Ms. Coddington served as Vice President of Finance for Amazon Web Services. Prior to Amazon Web Services, she held senior leadership roles at B2B and consumer-facing companies, including as CFO of Adara and Walmart.com, as well as Vice President, Financial Planning and Analysis of Netflix. She holds a Bachelor of Science in Chemical Engineering from the Massachusetts Institute of Technology and a Master of Business Administration from the University of North Carolina at Chapel Hill.

Peloton CEO Barry McCarthy said, “Liz is a deeply talented finance executive and will be an invaluable addition to Peloton’s leadership team. Having worked at some of the strongest and most recognizable technology brands, she not only brings the expertise needed to run our finance organization, but she has a critical understanding of what it takes to drive growth and operational excellence. I have seen her intellect, abilities, and leadership firsthand and am excited to work closely with her as we execute the next phase of Peloton’s journey.”

Mr. McCarthy continued, “I would like to thank Jill for four years of dedicated service. She scaled the global finance function through an extraordinary period, led the company through its IPO, and has been an integral member of the leadership team. We wish Jill well in the next phase of her career and are grateful for all her contributions.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding changes to our leadership team, our future operating results and financial position, our profitability, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to effectively manage our growth; our ability to accurately forecast consumer demand of our products and services and adequately maintain our inventory; our ability to execute and achieve the benefits of our restructuring initiative and other cost saving measures; our ability to anticipate consumer preferences and successfully develop and introduce new products and services in a timely manner, or effectively manage the introduction of new or enhanced products and services or the way in which such products and services are offered; our ability to anticipate appropriate pricing levels for our Connected Fitness Products and subscriptions; demand for our products and services and growth of the connected fitness products industry; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the direct and indirect impacts to our business and financial performance from the COVID-19 pandemic; the effects of increased competition in our markets and our ability to compete effectively; our reliance on and our ability to partner with third parties such as music licensors, service providers, and suppliers; declines in sales of our Bike and Bike+; our reliance on and lack of control over third-party suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; and those risks and uncertainties described in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 and “Risk Factors” in Part II, Item 1A of our Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2021 and March 31, 2022, as such factors may be updated in our filings with the Securities and Exchange Commission, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this shareholder letter, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law.

About Peloton

Peloton is the leading interactive fitness platform in the world with a loyal community of more than 7 million Members. The company pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes for its Members anytime, anywhere. Peloton makes fitness entertaining, approachable, effective, and convenient, while fostering social connections that motivate its Members to be the best versions of themselves. An innovator at the nexus of fitness, technology, and media, Peloton has reinvented the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that its Members love. Consumers can access the brand’s immersive content through the Peloton Bike, Peloton Tread, Peloton Bike+, Peloton Guide and Peloton App, which allows access to a full slate of fitness classes across disciplines, on any iOS or Android device, Apple TV, Fire TV, Roku TVs, and Chromecast and Android TV. Organizations and enterprises can access select Peloton products and the platform for their teams and customers through Peloton Corporate Wellness or Peloton Commercial. Founded in 2012 and headquartered in New York City, Peloton has a growing number of retail showrooms across the US, UK, Canada, Germany, and Australia. For more information, visit www.onepeloton.com.

Contacts

Investor Relations Contact:

Peter Stabler

investor@onepeloton.com

Media Contact:

Ben Boyd

press@onepeloton.com